UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2019

BLACK CREEK DIVERSIFIED PROPERTY FUND INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 228-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

Increase to Maximum Size of DST Program Private Placements

On March 2, 2016, Black Creek Diversified Property Fund Inc. (referred to herein as “DPF,” the “Company,” “we,” “our,” or “us”), through its operating partnership, Black Creek Diversified Property Operating Partnership LP (the “Operating Partnership”), of which it is the sole general partner and majority owner, and other subsidiaries, initiated a program to raise capital in private placements exempt from registration under the Securities Act of 1933, as amended (“Private Placements”) through the sale of beneficial interests (“Interests”) in specific Delaware statutory trusts holding real properties, including properties currently indirectly owned by the Operating Partnership (the “DST Program”).

As previously disclosed, in connection with the DST Program, on March 2, 2016, Black Creek Exchange LLC ( “BCX”), a wholly owned subsidiary of our taxable REIT subsidiary that is wholly owned by the Operating Partnership, entered into a Dealer Manager Agreement with Black Creek Capital Markets, LLC (the “Dealer Manager”), a party related to DPF’s external advisor, Black Creek Diversified Property Advisors LLC (the “Advisor”), pursuant to which the Dealer Manager agreed to conduct Private Placements for Interests of up to $500 million of Interests. On August 13, 2018, the parties entered into an Amended and Restated Dealer Manager Agreement, with the Company and the Operating Partnership joining as parties.  On December 23, 2019, the parties entered into a Second Amended and Restated Dealer Manager Agreement to, among other things, increase the maximum amount of Interests that can be placed in Private Placements to $1 billion.  All other changes in the agreement were immaterial to the Company.

Amendments to Operating Partnership Agreement

As previously disclosed, on January 1, 2019, the Company, the Operating Partnership, and Black Creek Diversified Property Advisors Group LLC (the “Sponsor”) entered into an Eighth Amended and Restated Limited Partnership Agreement of the Operating Partnership, which was subsequently amended by Amendment No. 1 dated May 1, 2019 (as amended, the “Prior Operating Partnership Agreement”). The Sponsor is the holder of a separate series of partnership interests in the Operating Partnership with special distribution rights (the “Special Units”). On December 23, 2019, the Company, the Operating Partnership and the Sponsor entered into the Ninth Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Amended and Restated Partnership Agreement”) in order to amend certain terms in the Prior Operating Partnership Agreement regarding the ability of limited partners to redeem and transfer their interest in the Operating Partnership.

Under the Prior Operating Partnership Agreement, subject to certain limitations, limited partners generally were permitted to have their partnership units redeemed, so long as the partnership units had been outstanding for at least a year; provided that the holders of the Special Units (the “Special Unitholders”) and the Advisor had the right to require the Operating Partnership to redeem all or a portion of their partnership units at any time, irrespective of the period the partnership units had been outstanding.  In addition, under the Prior Operating Partnership Agreement, the Special Unitholder and the Advisor were not subject to certain limitations applicable to other limited partners with respect to the number of redemption requests that could be made in a year and the minimum number of units that had to be included in each redemption request.  Pursuant to the Amended and Restated Partnership Agreement, the redemption rights previously enjoyed only by the Special Unitholder and the Advisor were extended to any person to whom the Special Unitholder or the Advisor transfers partnership units or Special Units (each, a “Special Transferee” and, collectively with the Special Unitholders and the Advisor, the “Sponsor Parties”).

In addition, under the Prior Operating Partnership Agreement, subject to certain limitations, limited partners generally were prohibited from assigning, selling or otherwise transferring all or any portion of their respective partnership units, or any of their economic rights as limited partners without the consent of the Company as the general partner of the Operating Partnership (the “General Partner”); provided that each of the Special Unitholder and the Advisor were permitted to assign, sell or otherwise transfer all or any portion of its partnership interest to any of its affiliates without the consent of the General Partner. Pursuant to the Amended and Restated Partnership Agreement, transfer rights previously enjoyed only by the Special Unitholder and the Advisor were amended such that any of the Sponsor Parties is permitted to assign, sell or otherwise transfer its respective partnership units or any of its economic rights as a limited partner to any of its affiliates or any trust, limited liability company, partnership, or other entity established by or at the direction of such Sponsor Party, without the consent of the General Partner. Although any of the Sponsor Parties may transfer its respective partnership units as described above without the consent of the General Partner, the consent of the General Partner is required for an assignee of a limited partner interest to become a substitute limited partner of the Operating Partnership.

The Amended and Restated Partnership Agreement also made certain changes in order to create additional classes or series of partnership units in our Operating Partnership (“OP Units”), some of which may not be economically equivalent to a class of shares of our common stock.  These changes are not material to our stockholders.

The foregoing descriptions of the Second Amended and Restated Dealer Manager Agreement and Amended and Restated Partnership Agreement do not purport to be complete in scope and are qualified in their entirety by the full text of the agreements.

Item 8.01    Other Events.

Net Asset Value Calculation and Valuation Procedures

Effective as of December 23, 2019, our board of directors amended our Net Asset Value Calculation and Valuation Procedures (the “Valuation Procedures”), in order to provide that certain classes or series of OP Units may not be economically equivalent to a class of shares of our common stock.  The net asset value (“NAV”) of these classes or series of OP Units shall initially be set at a specified value, and thereafter adjusted as if they were a separate class of shares, taking into account their specific economic terms (specifically, their specific dividends and ongoing distribution fees). The NAV of our Operating Partnership on the last day of each month equals the sum of the NAVs of each outstanding OP Unit on such day.

The new Valuation Procedures have been filed as an exhibit to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1*	Net Asset Value Calculation and Valuation Procedures

*    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Black Creek Diversified Property Fund Inc.
December 26, 2019
	By:	/s/ LAINIE P. MINNICK
Lainie P. Minnick Managing Director, Senior Portfolio Manager, Chief Financial Officer and Treasurer